SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 1999

                                 Block Mortgage
                                 Finance, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



          333-65215                                      43-1758633
   (Commission File Number)                  (IRS Employer Identification No.)

4435 Main Street, Suite 500, Kansas City, Missouri               64111
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (816) 932-4960


                                 Not applicable
          (Former name or former address, if changed since last report)













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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 24   Consent of PricewaterhouseCoopers LLP







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          BLOCK MORTGAGE FINANCE, INC.

                          By: /s/ Bret G. Wilson
                              _______________________________
                          Name:  Bret G. Wilson
                          Title: President


Date:  January 20, 1999



















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                            EXHIBIT INDEX

      Exhibit No.                                Description

          24                        Consent of PricewaterhouseCoopers LLP








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